UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2004

COLONIAL PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Alabama (State or other jurisdiction of incorporation)	1-12358 (Commission File Number)	59-7007599 (IRS Employer Identification Number)

2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (205) 250-8700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Colonial Properties Trust (“Colonial” or “the Company”) acquired eight multifamily communities, one office property and five retail properties during the nine months ended September 30, 2004. In addition, the Company also acquired a partnership interest in five multifamily communities, one office investment company and one retail property during the nine months ended September 30, 2004. Since September 30, 2004, the Company has acquired three multifamily properties, one office property and an interest in a joint venture containing sixteen multifamily properties. Colonial expects to acquire one additional retail property in the first quarter of 2005. Colonial is filing this Current Report on Form 8-K to satisfy the requirement of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission that relates to the acquisition of one or more properties which in the aggregate are significant to the registrant. None of the properties acquired are individually significant according to Rule 3-14. This Current Report on Form 8-K is being filed to provide certain historical and pro forma financial information related to these acquisitions because Colonial expects to file a proxy statement/prospectus in connection with our previously-announced merger with Cornerstone Realty Income Trust, Inc.

On February 12, 2004, the Company acquired the DRS Building, a 215,485 square foot office building, located in Huntsville, Alabama, adjacent to our existing development Colonial Center at Research Park. The total purchase price was $13.1 million and was funded through borrowings on our unsecured line of credit.

On April 2, 2004, the Company acquired Colonial Grand at Arringdon, a 320-unit multifamily asset located in Raleigh/Durham, North Carolina. Colonial Grand at Arringdon was a development that was completed in the second quarter of 2003 and was acquired with a 90.0% physical occupancy. The total purchase price was $26.8 million and was funded through borrowings on our unsecured line of credit. The Company served as development consultant and leasing and management agent for the third-party developer in connection with this property.

On April 8, 2004, the Company acquired Kingwood Commons, a 164,385 square-foot retail lifestyle center located in the northeastern submarket of Houston, Texas. The first development phase of Kingwood Commons was completed in 2001, which positioned the property as a neighborhood grocery center, anchored by Randall’s grocery store, a division of Safeway, Inc. The property expanded and broadened its tenants, creating a lifestyle center, through the next two phases of development, which completed construction in 2004. Upon acquisition, Kingwood Commons included high-end retailers such as Talbot’s, Chico’s, Ann Taylor Loft, Jos. A. Banks, Bombay/Bombay Kids, James Avery, and Carrabba’s Italian Grill. The total purchase price was $34.5 million and was funded through borrowings on the Company’s unsecured line of credit.

On June 2, 2004, the Company acquired five multifamily assets (“Roberts Realty Properties”) located in and around Atlanta, Georgia from Roberts Realty Investors, Inc. The five assets total 1,091 units and include Colonial Grand at Berkley Lake (formerly Bradford Creek), Colonial Grand at River Plantation (formerly Plantation Trace), Colonial Grand at River Oaks (formerly River Oaks), and Colonial Grand at Sugarloaf (formerly Veranda Chase) located in the Gwinnett submarket, and Colonial Grand at Mt. Vernon (formerly Preston Oaks) located in the Dunwoody submarket. All five properties are class-A multifamily assets. The assets were acquired for a total purchase price of $109.2 million, which consisted of approximately $50.4 million of cash and the assumption of approximately $58.8 million of existing mortgage debt that bears interest at a stated rate ranging from 5.54% to 7.38%. The Company recorded a debt premium of $4.4 million, computed using estimated market interest rates from 3.45% to 5.39%, since the debt assumed was at above-market interest rates compared to similar debt instruments at the date of acquisition. The cash portion of the acquisition was funded through borrowings under the Company’s unsecured line of credit.

On June 15, 2004, the Company and Dreyfuss Real Estate Advisors (“DRA”) entered into a partnership agreement, in which the Company acquired a 20% interest and management of Colonial Grand at Cunningham (formerly Cunningham Apartments), a 280-unit multifamily asset located in Austin, Texas. The Company’s total investment was $3.9 million, which consisted of $2.8 million of newly issued mortgage debt and $1.1 million of cash, which was funded through borrowings under the Company’s unsecured line of credit.

On June 18, 2004, the Company acquired a 90% partnership interest in The Village on the Parkway, a 381,166 square foot retail lifestyle center located in Dallas, Texas. The Company’s 90% investment in the partnership was $56.4 million, which consisted of $14.1 million of equity investment and $42.3 million of newly issued mortgage debt, representing the Company’s allocated portion of mortgage debt for the property. As the Company maintains controlling financial interest of this property, the assets, liabilities and results of operations of the property are consolidated within the Company’s financial statements. The third party’s partnership interest is reflected in the financial statements as a minority interest in consolidated partnership. Under the partnership agreement, the Company will receive a 9% preferred return on its equity investment and 65% of any remaining available cash. The 10% third-party equity partner will receive the remaining 35% of available cash after payment of the 9% return on the Company’s equity investment. The Company’s equity investment was funded through borrowings under the Company’s unsecured line of credit.

On June 25, 2004, the Company acquired a 25% partnership interest in Colonial Grand at Bayshore, a 376-unit multifamily asset and Colonial Grand at Palma Sola, a 340-unit multifamily asset, both located in Bradenton, Florida. The Company acquired the partnership interest from CMS Entrepreneurial III and IV Partners, a Delaware general partnership. The Company’s 25% investment in the partnership was $11.9 million, which consisted of $3.0 million of equity investment and $8.9 million of mortgage debt, representing the Company’s allocated portion of mortgage debt for the property. The Company’s equity investment was funded through available cash.

On August 2, 2004, the Company acquired three retail assets (“South Florida Retail Properties”) totaling approximately 526,000 square feet in South Florida. The 379,000 square foot Deerfield Mall is located in Deerfield Beach, Florida, south of Boca Raton. With a current occupancy of 98.0%, the property is anchored by Publix, Walgreens, Marshall’s, Sports Authority, TJ Maxx and OfficeMax. With 100.0% occupancy, the 79,000 square foot College Parkway property is located in Fort Myers, Florida and includes such tenants as Office Depot and the Blue Pepper Market. Pines Plaza, a 68,000 square foot center, is 100.0% occupied and is anchored by Comp USA, Office Depot and Sound Advice. The assets were acquired for a total purchase price of $81.7 million, which consisted of approximately $32.8 million of cash and the assumption of approximately $48.9 million of existing mortgage debt. The cash portion of the acquisition was funded through borrowings under the Company’s unsecured line of credit.

On August 19, 2004, the Company acquired a 25% partnership interest and the management of 618 multifamily units in two communities in Nashville, Tennessee. Colonial Grand at Brentwood (formerly Brentwood Gables) is located in the Brentwood submarket. The complex consists of 254 units and is 94% occupied. The 364-unit Colonial Village at Hendersonville (formerly Gables at Henderson) is located in the Hendersonville submarket and is 85% occupied. The assets were acquired for a total purchase price of $10.3 million, which consisted of approximately $2.9 million of cash and the assumption of approximately $7.4 million of existing mortgage debt. The cash portion of the acquisition was funded through borrowings under the Company’s unsecured line of credit.

On September 10, 2004, the Company acquired a 232-unit multifamily property, Colonial Village at Sierra Vista (formerly Villas on South Creek), which is 94 % occupied. The property is located in the Round Rock sub-market in Austin, Texas. The asset was acquired for a total price of $14.0 million, which was funded through borrowings under the Company’s unsecured line of credit.

On September 10, 2004, the Company acquired Boulevard Square, a 221,000 square foot retail shopping center in Pembroke Pines, Florida. The center is anchored by Office Max, Ross Dress for Less, Sports Authority and TJ Maxx. The asset was acquired for a total purchase price of $43.4 million, which consisted of approximately $16.2 million of cash and the assumption of approximately $27.2 million of existing mortgage debt. This acquisition was funded through borrowings under the Company’s unsecured line of credit.

On September 22, 2004, the Company made a $9.0 million investment in the acquisition of a majority interest in Colonnade Properties LLC, a New York based real estate investment company that has focused on the management of 11 million square feet of office assets and is a direct owner of Douglas Entrance, a five-building complex in Coral Gables, Florida. The investment was funded through borrowings under the Company’s unsecured line of credit.

On September 30, 2004, the Company acquired a 318-unit multifamily property, Seven Oaks, which was in lease-up upon acquisition. The property is located in Tampa, Florida and will be renamed Colonial Grand at Seven Oaks. The asset was acquired for a total price of $23.6 million, which was funded through borrowings under the Company’s unsecured line of credit.

On October 22, 2004, the Company acquired Research Park Office Center, comprising 176,570 square feet of office space in Huntsville, Alabama. The asset was acquired for a total purchase price of $16.8 million, which was funded through borrowings under the Company’s unsecured line of credit.

On October 25, 2004, the Company and Dreyfuss Real Estate Advisors (“DRA”) entered into a partnership agreement, in which the Company acquired a 20% interest and management of sixteen multifamily properties located in Arizona, New Mexico and Nevada containing a combined 4,223 units. The Company’s total investment in the DRA partnership was $64.5 million, which consisted of $45.4 million of newly issued mortgage debt and $19.1 million of cash, which was funded through borrowings under the Company’s unsecured line of credit.

On October 29, 2004, the Company acquired two multifamily assets for a total purchase price of $44.7 million. Colonial Village at Patterson Place (formerly North Creek Apartments), a 252 unit complex, is located in Durham, North Carolina and Colonial Village at Beverly Crest (formerly Montclair Parc), a 300 unit complex, is located in Charlotte, North Carolina. The acquisition was funded through borrowings under the Company’s bridge credit facility.

On December 7, 2004, the Company acquired a multifamily asset for a total purchase price of $40.0 million. Harrington Farms, a 434 unit complex, is located in Atlanta, Georgia. The acquisition was funded through borrowings under the Company’s bridge credit facility.

On or before February 11, 2005, the Company expects to acquire Portofino, a 373,414 square foot retail shopping center located in Houston, Texas. The purchase price is expected to be approximately $62.0 million and will be funded through borrowings under the Company’s bridge credit facility.

As a result of the transactions discussed above, Colonial is providing historical and pro forma financial information for the year ended December 31, 2003 and for certain interim periods for a majority of the acquisitions described above in accordance with Rule 3-14 of Regulation S-X.

Item 9.01 Financial Statements and Exhibits

Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report:

(a)	Financial Statements of Businesses Acquired

The Historical Summary of Revenues and Direct Operating Expenses of Colonial Grand at Arringdon (described under Item 8.01) as listed in the accompanying Index to Financial Statements and Pro Forma Financial Information are filed as part of this Current Report on Form 8-K.

The Historical Summary of Revenues and Direct Operating Expenses of the Roberts Realty Properties (described under Item 8.01) as listed in the accompanying Index to Financial Statements and Pro Forma Financial Information are filed as part of this Current Report on Form 8-K.

The Historical Summary of Revenues and Direct Operating Expenses of the South Florida Retail Properties, Deerfield Mall, Pines Plaza and College Parkway (described under Item 8.01) as listed in the accompanying Index to Financial Statements and Pro Forma Financial Information are filed as part of this Current Report on Form 8-K.

The Historical Summary of Revenues and Direct Operating Expenses of Colonial Village at Patterson Place (formerly North Creek) and Colonial Village at Beverly Crest (formerly Montclair Parc) (described under Item 8.01) as listed in the accompanying Index to Financial Statements and Pro Forma Financial Information are filed as part of this Current Report on Form 8-K.

The Historical Summary of Revenues and Direct Operating Expenses of Village on the Parkway (described under Item 8.01) as listed in the accompanying Index to Financial Statements and Pro Forma Financial Information are filed as part of this Current Report on Form 8-K.

INDEX TO FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION

The following historical financial statements and pro forma financial information are presented in accordance with Rule 3-14 and Article 11, respectively, of Regulation S-X of the Securities and Exchange Commission. The historical financial statements have been audited only for certain properties acquired. With respect to Colonial Grand at Arringdon, the Roberts Realty Properties, the South Florida Retail Properties, Colonial Village at Patterson Place, Colonial Village at Beverly Crest and Village on the Parkway, the Historical Summaries of Revenues and Direct Operating Expenses have been audited only for the most recent fiscal year as these transactions did not involve a related party and the registrant, after reasonable inquiry, is not aware of any material factors related to the acquired properties not otherwise disclosed that would cause the reported financial information to not be necessarily indicative of future operating results. Certain unaudited financial information for the properties acquired during the nine months ended September 30, 2004, the properties acquired since September 30, 2004 and the one probable acquisition during the first quarter of 2005 that are not individually significant have also been presented in the pro forma financial information set forth herein. In addition, as the properties will be directly or indirectly owned by entities that elect or have elected to be treated as a REIT for Federal Income Tax purposes, a presentation of estimated taxable operating results is not applicable.

Page
Number
Colonial Grand at Arringdon
Report of Independent Registered Public Accounting Firm	9
Historical Summary of Revenues and Direct Operating Expenses for the Year Ended December 31, 2003 and the period from January 1, 2004 through March 31, 2004 (unaudited)	10
Notes to the Historical Summary of Revenues and Direct Operating Expenses for the Year Ended December 31, 2003 and the period from January 1, 2004 through March 31, 2004 (unaudited)	11
Roberts Realty Properties
Report of Independent Registered Public Accounting Firm	12
Historical Summary of Revenues and Direct Operating Expenses for the Year Ended December 31, 2003 and the period from January 1, 2004 through March 31, 2004 (unaudited)	13
Notes to the Historical Summary of Revenues and Direct Operating Expenses for the Year Ended December 31, 2003 and the period from January 1, 2004 through March 31, 2004 (unaudited)	14

Page
Number
South Florida Retail Properties
Report of Independent Registered Public Accounting Firm	15
Historical Summary of Revenues and Direct Operating Expenses for the Year Ended December 31, 2003 and the period from January 1, 2004 through June 30, 2004 (unaudited)	16
Notes to the Historical Summary of Revenues and Direct Operating Expenses for the Year Ended December 31, 2003 and the period from January 1, 2004 through June 30, 2004 (unaudited)	17
Colonial Village at Patterson Place (formerly North Creek Apartments) & Colonial Village at Beverly Crest (formerly Montclair Parc)
Report of Independent Registered Public Accounting Firm	19
Historical Summary of Revenues and Direct Operating Expenses for the Year Ended December 31, 2003 and the period from January 1, 2004 through September 30, 2004 (unaudited)	20
Notes to the Historical Summary of Revenues and Direct Operating Expenses for the Year Ended December 31, 2003 and the period from January 1, 2004 through September 30, 2004 (unaudited)	21
Village on the Parkway
Report of Independent Registered Public Accounting Firm	22
Historical Summary of Revenues and Direct Operating Expenses for the Year Ended December 31, 2003 and the period from January 1, 2004 through March 31, 2004 (unaudited)	23
Notes to the Historical Summary of Revenues and Direct Operating Expenses for the Year Ended December 31, 2003 and the period from January 1, 2004 through March 31, 2004 (unaudited)	24
Colonial Properties Trust
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2004	26
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2003	28
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2004	30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Colonial Properties Trust

We have audited the Historical Summary of Revenues and Direct Operating Expenses (Historical Summary) of the Acquired Properties (as defined in Note 1) for the year ended December 31, 2003. This Historical Summary is the responsibility of the Acquired Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary of Revenues and Direct Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Colonial Properties Trust) as described in Note 1, and is not intended to be a complete presentation of the revenues and expenses of the Acquired Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Acquired Property for the year ended December 31, 2003 in conformity with generally accepted accounting principles.

PricewaterhouseCoopers LLP
Birmingham, Alabama
December 3, 2004

COLONIAL GRAND AT ARRINGDON

HISTORICAL SUMMARY OF REVENUES AND DIRECT OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE PERIOD FROM
JANUARY 1, 2004 THROUGH MARCH 31, 2004 (UNAUDITED)

		Year Ended
	Period Ended	December 31,
	March 31, 2004	2003
	(Unaudited)
Revenues	$533,156	$1,000,994

Direct operating expenses
General operating expenses	165,845	345,961
Salaries and benefits	68,599	226,935
Repairs and maintenance	18,218	105,636
Taxes, licenses and insurance	77,262	297,912

Total direct operating expenses	329,924	976,444

Excess of revenues over direct operating expenses	$203,232	$24,550

The accompanying notes are an integral part of this financial statement.

NOTES TO HISTORICAL SUMMARY OF REVENUES AND DIRECT OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE PERIOD FROM JANUARY 1, 2004 THROUGH MARCH 31, 2004 (UNAUDITED)

1.	Accounting Policies

Description

The accompanying historical summary consists of the revenues and direct operating expenses of Colonial Grand at Arringdon, a multifamily property located in Raleigh, North Carolina (the Acquired Property). Colonial Properties Trust purchased the Acquired Property on April 2, 2004 for a total price of approximately $26.8 million.

A description of the property acquired is as follows:

Property Name	Location	Number of Units
Colonial Grand at Arringdon	Raleigh, North Carolina	320

Basis of Presentation

The Historical Summary of Revenues and Direct Operating Expenses is prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”) as a result of the acquisition of the Acquired Property by Colonial Properties Trust. Rule 3-14 requires certain information with respect to the operations of real estate assets acquired to be included in certain filings with the SEC. The Historical Summary includes the gross income and direct operating expenses of the property but excludes items not comparable to the proposed future operations of the property such as interest income, interest expense, depreciation, amortization, management fees, and income taxes, if any.

Income Recognition

The Acquired Property leases multifamily units under operating leases with terms generally one year or less. Rental revenue is recognized on the accrual basis of accounting as earned, which is not materially different from revenue recognition on a straight-line basis.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	Interim Information

The accompanying Statement for the period from January 1, 2004 through March 31, 2004 is unaudited; however it has been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the U.S. Securities and Exchange Commission. Accordingly, it does not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation for the interim period have been included. The results for the interim period are not necessarily indicative of the results that may be expected for the full year.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Colonial Properties Trust

We have audited the Historical Summary of Revenues and Direct Operating Expenses (Historical Summary) of the Acquired Properties (as defined in Note 1) for the year ended December 31, 2003. This Historical Summary is the responsibility of the Acquired Properties’ management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary of Revenues and Direct Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Colonial Properties Trust) as described in Note 1, and is not intended to be a complete presentation of the revenues and expenses of the Acquired Properties.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Acquired Properties for the year ended December 31, 2003 in conformity with generally accepted accounting principles.

PricewaterhouseCoopers LLP
Birmingham, Alabama
December 1, 2004

ROBERTS REALTY PROPERTIES

HISTORICAL SUMMARY OF REVENUES AND DIRECT OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE PERIOD FROM
JANUARY 1, 2004 THROUGH MARCH 31, 2004 (UNAUDITED)

		Year Ended
	Period Ended	December 31,
	March 31, 2004	2003
	(Unaudited)
Revenues	$2,991,403	$11,525,313

Direct operating expenses
General operating expenses	361,389	1,316,811
Salaries and benefits	333,928	1,307,010
Repairs and maintenance	85,988	513,409
Taxes, licenses and insurance	336,617	1,341,490

Total direct operating expenses	1,117,922	4,478,720

Excess of revenues over direct operating expenses	$1,873,481	$7,046,593

The accompanying notes are an integral part of this financial statement.

NOTES TO HISTORICAL SUMMARY OF REVENUES AND DIRECT OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE PERIOD FROM JANUARY 1, 2004 THROUGH MARCH 31, 2004 (UNAUDITED)

1.	Accounting Policies

Description

The accompanying historical summary consists of the revenues and direct operating expenses of five multifamily properties located in and around Atlanta, Georgia (the Acquired Properties). Colonial Properties Trust purchased the Acquired Properties on June 1, 2004 for a total price of approximately $109.2 million.

A description of the properties acquired is as follows:

Property Name	Location	Number of Units
Bradford Creek	Duluth, GA	180
Preston Woods	Atlanta, GA	213
Pleasant Hill	Duluth, GA	216
Plantation Trace	Duluth, GA	232
Veranda Chase	Atlanta, GA	250

Basis of Presentation

The Historical Summary of Revenues and Direct Operating Expenses is prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”) as a result of the acquisition of the Acquired Properties by Colonial Properties Trust. Rule 3-14 requires certain information with respect to the operations of real estate assets acquired to be included in certain filings with the SEC. The Historical Summary includes the gross income and direct operating expenses of the property but excludes items not comparable to the proposed future operations of the property such as interest income, interest expense, depreciation, amortization, management fees, and income taxes, if any.

Income Recognition

The Acquired Properties lease multifamily units under operating leases with terms generally one year or less. Rental revenue is recognized on the accrual basis of accounting as earned, which is not materially different from revenue recognition on a straight-line basis.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	Interim Information

The accompanying Statement for the period from January 1, 2004 through March 31, 2004 is unaudited; however it has been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the U.S. Securities and Exchange Commission. Accordingly, it does not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation for the interim period have been included. The results for the interim period are not necessarily indicative of the results that may be expected for the full year.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Colonial Properties Trust

We have audited the Historical Summary of Revenues and Direct Operating Expenses (Historical Summary) of the Acquired Properties (as defined in Note 1) for the year ended December 31, 2003. This Historical Summary is the responsibility of the Acquired Properties’ management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary of Revenues and Direct Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Colonial Properties Trust) as described in Note 1, and is not intended to be a complete presentation of the revenues and expenses of the Acquired Properties.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Acquired Properties for the year ended December 31, 2003 in conformity with generally accepted accounting principles.

PricewaterhouseCoopers LLP
Birmingham, Alabama
November 19, 2004

SOUTH FLORIDA RETAIL PROPERTIES

HISTORICAL SUMMARY OF REVENUES AND DIRECT OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE PERIOD FROM
JANUARY 1, 2004 THROUGH JUNE 30, 2004 (UNAUDITED)

		Year Ended
	Period Ended	December 31,
	June 30, 2004	2003
	(Unaudited)
Revenues
Rental income	$3,791,946	$7,289,729

Direct operating expenses
General operating expenses	458,012	768,910
Repairs and maintenance	103,349	152,946
Taxes, licenses and insurance	301,957	1,686,157

Total direct operating expenses	863,319	2,608,013

Excess of revenues over direct operating expenses	$2,928,627	$4,681,716

The accompanying notes are an integral part of this financial statement.

NOTES TO HISTORICAL SUMMARY OF REVENUES AND DIRECT OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE PERIOD FROM JANUARY 1, 2004 THROUGH JUNE 30, 2004 (UNAUDITED)

1.	Accounting Policies

Description

The accompanying historical summary consists of the revenues and direct operating expenses of three retail shopping centers located in South Florida (the Acquired Properties). Colonial Properties Trust purchased the Acquired Properties on August 2, 2004 for a total price of approximately $81.7 million.

A description of the properties acquired is as follows:

Property Name	Location	Square Footage
Deerfield Mall	Deerfield Beach, FL	371,441
Pines Plaza	Pembroke Pines, FL	68,710
College Parkway	Fort Myers, FL	81,839

During 2003, Pines Plaza underwent a redevelopment project and as a result, the operations of this property were negatively impacted during certain phases of construction.

Basis of Presentation

The Historical Summary of Revenues and Direct Operating Expenses is prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”) as a result of the acquisition of the Acquired Properties by Colonial Properties Trust. Rule 3-14 requires certain information with respect to the operations of real estate assets acquired to be included in certain filings with the SEC. The Historical Summary includes the gross income and direct operating expenses of the property but excludes items not comparable to the proposed future operations of the property such as interest income, interest expense, depreciation, amortization, management fees, and income taxes, if any.

Income Recognition

All leases are classified as operating leases. Rental revenue is recorded on a straight-line basis over the term of the individual leases. Percentage rents, which are based upon the level of sales achieved by the lessee, are recognized when the contractual sales levels are achieved. Recoveries from tenants for common area maintenance, real estate taxes, insurance and other shopping center operating expenses are recognized as revenues in the period the applicable costs are incurred.

General Operating Expenses

General operating expenses represent the direct expenses of operating the Acquired Properties and consist primarily of common area maintenance, security, utilities, insurance, advertising and promotion, general and administrative, and other operating expenses that are expected to continue in the ongoing operation of the Acquired Properties.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	Leasing Operations

At December 31, 2003, future rental income on noncancelable operating leases was as follows:

Year ending December 31:
2004	$2,610,167
2005	6,497,807
2006	6,395,646
2007	6,197,386
2008	5,799,727
Thereafter	21,972,364

Minimum future rental income does not include amounts which are payable by certain tenants based upon a percentage of their gross sales or as reimbursement of operating expenses. Approximately 13% of the future rental income numbers above is due from three anchor tenants.

3.	Interim Information

The accompanying Statement for the period from January 1, 2004 through June 30, 2004 is unaudited; however it has been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the U.S. Securities and Exchange Commission. Accordingly, it does not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation for the interim period have been included. The results for the interim period are not necessarily indicative of the results that may be expected for the full year.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Colonial Properties Trust

We have audited the Historical Summary of Revenues and Direct Operating Expenses (Historical Summary) of the Acquired Properties (as defined in Note 1) for the year ended December 31, 2003. This Historical Summary is the responsibility of the Acquired Properties’ management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary of Revenues and Direct Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Colonial Properties Trust) as described in Note 1, and is not intended to be a complete presentation of the revenues and expenses of the Acquired Properties.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Acquired Properties for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP
Birmingham, Alabama
December 1, 2004

COLONIAL VILLAGE AT PATTERSON PLACE &
COLONIAL VILLAGE AT BEVERLY CREST

HISTORICAL SUMMARY OF REVENUES AND DIRECT OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE PERIOD FROM
JANUARY 1, 2004 THROUGH SEPTEMBER 30, 2004 (UNAUDITED)

		Year Ended
	Period Ended	December 31,
	September 30, 2004	2003
	(Unaudited)
Revenues	$3,610,247	$4,832,978

Direct operating expenses
General operating expenses	402,210	393,325
Salaries and benefits	452,131	590,169
Repairs and maintenance	235,208	320,373
Taxes, licenses and insurance	493,628	638,055

Total direct operating expenses	1,583,177	1,941,922

Excess of revenues over direct operating expenses	$2,027,070	$2,891,056

The accompanying notes are an integral part of this financial statement.

NOTES TO HISTORICAL SUMMARY OF REVENUES AND DIRECT OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE PERIOD FROM JANUARY 1, 2004 THROUGH SEPTEMBER 30, 2004 (UNAUDITED)

1.	Accounting Policies

Description

The accompanying historical summary consists of the revenues and direct operating expenses of two multifamily properties located in North Carolina (the Acquired Properties). Colonial Properties Trust purchased the Acquired Properties on October 29, 2004 for a total price of approximately $44.7 million.

A description of the properties acquired is as follows:

Property Name	Location	Number of Units
North Creek Apartments	Durham, NC	252
Montclair Parc	Charlotte, NC	300

Basis of Presentation

The Historical Summary of Revenues and Direct Operating Expenses is prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”) as a result of the acquisition of the Acquired Properties by Colonial Properties Trust. Rule 3-14 requires certain information with respect to the operations of real estate assets acquired to be included in certain filings with the SEC. The Historical Summary includes the gross income and direct operating expenses of the property but excludes items not comparable to the proposed future operations of the property such as interest income, interest expense, depreciation, amortization, management fees and income taxes, if any.

Income Recognition

The Acquired Properties lease multifamily units under operating leases with terms generally one year or less. Rental income is recognized on the accrual basis of accounting as earned, which is not materially different from revenue recognition on a straight-line basis.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	Interim Information

The accompanying Statement for the period from January 1, 2004 through September 30, 2004 is unaudited; however it has been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the U.S. Securities and Exchange Commission. Accordingly, it does not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation for the interim period have been included. The results for the interim period are not necessarily indicative of the results that may be expected for the full year.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Colonial Properties Trust

We have audited the Historical Summary of Revenues and Direct Operating Expenses (Historical Summary) of the Acquired Property (as defined in Note 1) for the year ended December 31, 2003. This Historical Summary is the responsibility of the Acquired Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary of Revenues and Direct Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Colonial Properties Trust) as described in Note 1, and is not intended to be a complete presentation of the revenues and expenses of the Acquired Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Acquired Property for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP
Birmingham, Alabama
November 24, 2004

VILLAGE ON THE PARKWAY

HISTORICAL SUMMARY OF REVENUES AND DIRECT OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE PERIOD FROM
JANUARY 1, 2004 THROUGH MARCH 31, 2004 (UNAUDITED)

		Year Ended
	Period Ended	December 31,
	March 31, 2004	2003
	(Unaudited)
Revenues	$1,846,732	$7,017,670

Direct operating expenses
General operating expenses	139,798	1,007,233
Salaries and benefits	16,560	69,703
Repairs and maintenance	56,622	173,188
Taxes, licenses and insurance	290,485	1,164,237

Total direct operating expenses	503,465	2,414,361

Excess of revenues over direct operating expenses	$1,343,267	$4,603,309

The accompanying notes are an integral part of this financial statement.

NOTES TO HISTORICAL SUMMARY OF REVENUES AND DIRECT OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE PERIOD FROM JANUARY 1, 2004 THROUGH MARCH 31, 2004 (UNAUDITED)

1.	Accounting Policies

Description

The accompanying historical summary consists of the revenues and direct operating expenses of one retail property located in Dallas, Texas (the Acquired Property). Colonial Properties Trust purchased the Acquired Property on June 18, 2004 for a total price of approximately $60.4 million.

A description of the property acquired is as follows:

Property Name	Location	Square Footage
Village on the Parkway	Dallas, TX	381,166

Basis of Presentation

The Historical Summary of Revenues and Direct Operating Expenses is prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”) as a result of the acquisition of the Acquired Properties by Colonial Properties Trust. Rule 3-14 requires certain information with respect to the operations of real estate assets acquired to be included in certain filings with the SEC. The Historical Summary includes the gross income and direct operating expenses of the property but excludes items not comparable to the proposed future operations of the property such as interest income, interest expense, depreciation, amortization, management fees and income taxes, if any.

Income Recognition

All leases are classified as operating leases. Rental revenue is recorded on a straight-line basis over the term of the individual leases. Percentage rents, which are based upon the level of sales achieved by the lessee, are recognized when the contractual sales levels are achieved. Recoveries from tenants for common area maintenance, real estate taxes, insurance and other shopping center operating expenses are recognized as revenues in the period the applicable costs are incurred.

General Operating Expenses

General operating expenses represent the direct expenses of operating the Acquired Property and consist primarily of common area maintenance, security, utilities, insurance, advertising and promotion, general and administrative, and other operating expenses that are expected to continue in the ongoing operation of the Acquired Property.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	Leasing Operations

At December 31, 2003, future rental income on noncancelable operating leases was as follows:

Year ending December 31:
2004	$5,180,265
2005	4,797,488
2006	4,261,167
2007	4,025,743
2008	3,449,707
Thereafter	8,691,004

Minimum future rental income does not include amounts which are payable by certain tenants based upon a percentage of their gross sales or as reimbursement of operating expenses. Approximately 51% of future rental income numbers above is due from three anchor tenants.

3.	Interim Information

The accompanying Statement for the period from January 1, 2004 through March 31, 2004 is unaudited; however it has been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the U.S. Securities and Exchange Commission. Accordingly, it does not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation for the interim period have been included. The results for the interim period are not necessarily indicative of the results that may be expected for the full year.

(b)	Pro Forma Financial Information

The pro forma information of Colonial Properties Trust listed in the accompanying Index to Financial Statements and Pro Forma Financial Information is filed as part of this Current Report on Form 8-K.

These unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2004 and the year ended December 31, 2003 are presented as if the acquisition of the acquired properties and the expected property acquisition as set forth in Item 8.01 above had occurred as of the beginning of each period. In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. These unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what actual results of operations would have been had these transactions occurred at the beginning of each period, nor do they purport to represent the results of operations for future periods.

COLONIAL PROPERTIES TRUST

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2004
(in thousands, except per share information)
(Unaudited)

		Combined Results of
		Arringdon
		Roberts Properties
		S. Florida Retail
		Patterson Place
		Beverly Crest	Other
		Village on the Pkwy	Acquisitions	Pro Forma
	Historical (i)	(g)(h)	(g)(h)	Adjustments		Pro Forma
	(Unaudited)
Revenue:
Minimum rent	$198,398	$14,346	$12,043	$906	(a)	$225,693
Percentage rent	1,375	51	222	—		1,648
Tenant recoveries	21,489	1,838	1,938	—		25,265
Other property related revenue	14,334	613	887	—		15,834
Other non-property related revenue	4,634	—	9,747 (j)	853	(b)	15,234

Total revenue	240,230	16,848	24,837	1,759		283,674

Operating Expenses:
Property operating expenses:
General operating expenses	18,230	1,920	1,176	438	(c)	21,764
Salaries and benefits	12,284	1,099	700	—		14,083
Repairs and maintenance	22,210	733	1,439	—		24,382
Taxes, licenses, and insurance	23,237	2,121	2,369	—		27,727
General and administrative	18,209	—	8,536 (j)	—		26,745
Depreciation	60,441	—	—	6,764	(d)	67,205
Amortization	8,562	—	—	1,943	(d)	10,505

Total operating expenses	163,173	5,873	14,220	9,145		192,411

Income from operations	77,057	10,975	10,617	(7,386)		91,263

Other income (expense):
Interest expense	(56,063)	—	—	(9,674	) (e)	(65,737)
Income from investments	288	—	1,393	—		1,681
Gains (losses) on hedging activities	142	—	—	—		142
Gains from sales of property	3,020	—	—	—		3,020
Other	(276)	—	—	—		(276)

Total other income (expense)	(52,889)	—	1,393	(9,674)		(61,170)

Income before minority interest	24,168	10,975	12,010	(17,060)		30,093
Minority interest in CRLP — common unitholders	(2,071)	—	—	(1,641	) (f)	(3,712)
Minority interest in CRLP — preferred unitholders	(5,680)	—	—	—		(5,680)
Minority interest of limited partners	(36)	12	(715)	—		(739)

Income from continuing operations	16,381	10,987	11,295	(18,701)		19,962

Dividends to preferred shareholders	(11,086)	—	—	—		(11,086)
Preferred share issuance costs	—	—	—	—		—

Net income from continuing operations available to common shareholders	$5,295	$10,987	$11,295	$(18,701)		$8,876

COLONIAL PROPERTIES TRUST
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2004
(in thousands, except per share information)
(Unaudited)

		Combined Results of
		Arringdon
		Roberts Properties
		S. Florida Retail
		Patterson Place
		Beverly Crest	Other
		Village on the Pkwy	Acquisitions	Pro Forma
	Historical (h)	(f)(g)	(f)(g)	Adjustments	Pro Forma
Income (loss) from continuing operations — basic	$0.20				$0.33
Income (loss) from continuing operations — diluted	$0.19				$0.32
Weighted average shares — basic	27,005				27,005

Weighted average shares — diluted	27,350				27,350

(a)	Reflects the amortization of acquired above and below-market leases.

(b)	Reflects the third party management fees on the acquired joint venture properties.

(c)	Reflects historical management fees paid by the acquired properties prior to Colonial’s acquisition. These fees have been excluded from the unaudited condensed consolidated statements of operations for the nine months ended September 30, 2004.

(d)	Represents depreciation and amortization expense related to buildings, furniture & fixtures and in-place leases of the acquired properties.

(e)	Reflects interest expense through the date of Colonial’s acquisition on the $599.1 million of debt assumed or borrowed which had effective rates from 2.27% to 7.38% in connection with the operating properties acquired during 2004.

(f)	Reflects the allocation of earnings to the minority interest in the Operating Partnership as a result of the acquired properties.

(g)	Colonial Grand at Arringdon and Colonial Grand at Seven Oaks were developed and in lease up during 2003. These results are not indicative of future revenues.

(h)	Reflects the operations of the acquired properties through the date of Colonial’s acquisitions.

(i)	Reflects the Company’s historical results of operations for the year ended December 31, 2003, as presented in the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 9, 2004 and the Company’s historical results of operations for the nine months ended September 30, 2004 as presented in the Company’s September 30, 2004 Quarterly Report as filed with the Securities and Exchange Commission on Form 10-Q.

(j)	Reflects 100% of the management fee income and related expenses associated with the acquisition of Colonnade Properties LLC, a real estate investment company that specializes in management of office assets. Colonial acquired a 57% controlling interest in Colonnade an therefore fully consolidates the operations of this entity.

COLONIAL PROPERTIES TRUST

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003
(in thousands, except per share information)
(Unaudited)

		Combined Results of
		Arringdon
		Roberts Properties
		S. Florida Retail
		Patterson Place
		Beverly Crest	Other
		Village on the Parkway	Acquisitions	Pro Forma
	Historical (i)	(g)(h)	(g)(h)	Adjustments		Pro Forma
Revenue:
Minimum rent	264,199	26,469	27,618	1,208	(a)	319,494
Percentage rent	3,787	32	181	—		4,000
Tenant recoveries	40,015	3,876	2,856	—		46,747
Other property related revenue	21,513	1,290	1,103	—		23,906
Other non-property related revenue	4,728	—	12,996 (j)	1,137	(b)	18,861

Total revenue	334,242	31,667	44,754	2,345		413,008

Operating Expenses:
Property operating expenses:
General operating expenses	24,001	3,832	2,462	865	(c)	31,160
Salaries and benefits	15,547	2,194	1,589	—		19,330
Repairs and maintenance	34,296	1,266	2,907	—		38,469
Taxes, licenses, and insurance	30,788	5,128	4,623	—		40,539
General and administrative	19,481	—	11,381 (j)	—		30,862
Depreciation	80,115	—	—	15,054	(d)	95,169
Amortization	7,984	—	—	9,112	(d)	17,096

Total operating expenses	212,212	12,420	22,962	25,031		272,625

Income from operations	122,030	19,247	21,792	(22,686)		140,383

Other income (expense):
Interest expense	(66,666)	—	—	(20,737	) (e)	(87,403)
Income from investments	608	—	1,547	—		2,155
Gains (losses) on hedging activities	(361)	—	—	—		(361)
Gains from sales of property	7,921	—	—	—		7,921
Other	(121)	—	—	—		(121)

Total other income (expense)	(58,619)	—	1,547	(20,737)		(77,809)

Income before minority interest	63,411	19,247	23,339	(43,423)		62,574
Minority interest in CRLP — common unitholders	(10,329)	—	—	248	(f)	(10,081)
Minority interest in CRLP — preferred unitholders	(8,873)	—	—	—		(8,873)
Minority interest of limited partners	—	62	(953)	—		(891)

Income from continuing operations	44,209	19,309	22,386	(43,175)		42,729

Dividends to preferred shareholders	(15,284)	—	—	—		(15,284)
Preferred share issuance costs	(4,451)	—	—	—		(4,451)

Net income from continuing operations available to common shareholders	$24,474	$19,309	$22,386	$(43,175)		$22,994

COLONIAL PROPERTIES TRUST
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003
(in thousands, except per share information)
(Unaudited)

		Combined Results of
		Arringdon
		Roberts Properties
		S. Florida Retail
		Patterson Place
		Beverly Crest	Other
		Village on the Pkwy	Acquisitions	Pro Forma
	Historical (h)	(f)(g)	(f)(g)	Adjustments	Pro Forma
Income (loss) from continuing operations — basic	$0.98				$0.92
Income (loss) from continuing operations — diluted	$0.97				$0.91
Weighted average shares — basic	24,965				24,965

Weighted average shares — diluted	25,232				25,232

(a)	Reflects the amortization of acquired above and below-market leases.

(b)	Reflects the third party management fees on the acquired joint venture properties.

(c)	Reflects historical management fees paid by the acquired properties. These fees were excluded from the audited Historical Summary of Revenues and Direct Operating Expenses.

(d)	Represents depreciation and amortization expense related to buildings, furniture & fixtures and in-place leases of the acquired properties.

(e)	Reflects interest expense through the date of Colonial’s acquisition on the $599.1 million of debt assumed or borrowed which had effective rates from 2.27% to 7.38% in connection with the operating properties acquired during 2003 and 2004.

(f)	Reflects the allocation of earnings to the minority interest in the Operating Partnership as a result of the acquired properties.

(g)	Colonial Grand at Arringdon and Colonial Grand at Seven Oaks were developed and in lease up during 2003. These results are not indicative of future revenues.

(h)	Reflects the operations of the acquired properties through the date of Colonial’s acquisitions.

(i)	Reflects the Company’s historical results of operations for the year ended December 31, 2003, as presented in the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 9, 2004 and the Company’s historical results of operations for the nine months ended September 30, 2004 as presented in the Company’s September 30, 2004 Quarterly Report as filed with the Securities and Exchange Commission on Form 10-Q.

(j)	Reflects 100% of the management fee income and related expenses associated with the acquisition of Colonnade Properties LLC, a real estate investment company that specializes in management of office assets. Colonial acquired a 57% controlling interest in Colonnade an therefore fully consolidates the operations of this entity.

This unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as of the acquisition of the acquired properties and the expected acquisition of one property as set for in Item 8.01 above had occurred as of January 1, 2004. In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made.

COLONIAL PROPERTIES TRUST

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2004
(Dollars in thousands)
(Unaudited)

		Pro Forma
	Historical (d)	Adjustments		Pro Forma
ASSETS
Land, buildings & equipment	2,622,539	152,847	(a)	2,775,386
Undeveloped land and construction in progress	141,179	—		141,179
Less: accumulated depreciation	(420,425)	—		(420,425)
Real estate assets held for sale, net	146,294	—		146,294

Net real estate assets	2,489,587	152,847		2,642,434
Cash and cash equivalents	7,450	—		7,450
Restricted cash	2,261	—		2,261
Accounts receivable, net	16,639	—		16,639
Notes receivable	645	—		645
Prepaid expenses	6,654	—		6,654
Deferred debt and lease costs	35,513	—		35,513
Investment in partially owned entities	63,085	19,329	(b)	82,414
Other assets	55,323	11,002	(a)	66,325

Total assets	2,677,157	183,178		2,860,335

LIABILITIES AND SHAREHOLDERS’ EQUITY
Notes and mortgages payable	1,499,531	—		1,499,531
Unsecured credit and bridge facility	228,021	183,178	(c)	411,199
Mortgages payable related to real estate held for sale	3,400	—		3,400

Total long-term liabilities	1,730,952	183,178		1,914,130
Accounts payable	32,582	—		32,582
Accrued interest	20,113	—		20,113
Accrued expenses	25,803	—		25,803
Tenant deposits	4,356	—		4,356
Unearned rent	2,534	—		2,534
Other liabilities	2,417	—		2,417

Total liabilities	1,818,757	183,178		2,001,935

Minority interest:
Preferred units	100,000	—		100,000
Common units	162,033	—		162,033
Limited partners’ interest in consolidated partnership	1,184	—		1,184

Total minority interest	263,217	—		263,217

Preferred shares of beneficial interest, $.01 par value, 10,000,000 shares
9 1/4% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25 per share, 2,000,000 shares issued and outstanding	20	—		20
8 1/8% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25 per depositary share, 5,000,000 depositary shares issued and outstanding	5	—		5
Common shares of beneficial interest, $.01 par value, 65,000,000 shares authorized; 32,942,232 and 32,017,347 shares issued at September 30, 2004 and December 31, 2003, respectively	329	—		329
Additional paid-in-capital	901,194	—		901,194
Cumulative earnings	499,741	—		499,741
Cumulative distributions	(647,035)	—		(647,035)
Treasury shares, at cost; 5,623,150 shares at September 30, 2004 and December 31, 2003	(150,163)	—		(150,163)
Acculumated other comprehensive loss	(6,802)	—		(6,802)
Deferred compensation on restricted shares	(2,106)	—		(2,106)

Total stockholders’ equity	595,183	—		595,183
Total liabilities and stockholders’ equity	2,677,157	183,178		2,860,335

(a)	Represents the acquisition of Colonial Village at Patterson Place (formerly North Creek Apartments), Colonial Village at Beverly Crest (formerly Montclair Parc Apartments), Harrington Farms, the Research Park Office Park Center, the proposed acquisition of the Portofino retail shopping center and the allocation of the purchase price of these properties to the assets and liabilities. The acquisition of the other properties acquired during the nine months ended September 30, 2004 and the allocation of the related purchase price to the assets acquired and liabilities assumed is reflected in the Colonial historical condensed consolidated balance sheet since those acquisitions were complete prior to September 30, 2004.

(b)	Represents the Company’s 20% equity investment in the DRA partnership consisting of 16 multifamily properties, which were acquired on October 25, 2004.

(c)	Represents the amount of financing needed to fund acquisitions subsequent to September 30, 2004 and an estimate for the amount of financing needed to purchase the Portofino retail shopping center.

(d)	Reflects the historical financial position of Colonial as of September 30, 2004, as presented in the Company’s Form 10-Q as filed with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST

Date: December 20, 2004	/s/ Weston M. Andress

Weston M. Andress
Chief Financial / Investment Officer

EXHIBIT INDEX

Exhibit	Description
23.1	Consent of PricewaterhouseCoopers LLP